AF Advantage® Variable Annuity

issued by

AMERICAN FIDELITY SEPARATE ACCOUNT B

and

AMERICAN FIDELITY ASSURANCE COMPANY

May 1, 2025

SUMMARY PROSPECTUS FOR NEW INVESTORS

This Summary Prospectus summarizes key features of the AF Advantage® Variable Annuity.

Before you invest, you should also review the prospectus for the policy, which contains more information about the policy’s features, benefits, and risks. You can find this document and other information about the policy online at https://americanfidelity.com/support/annuities/p-1. You can also obtain this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.

You may cancel your AF Advantage® Variable Annuity within 30 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total policy value, whichever is greater. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

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GLOSSARY OF TERMS

Some of the terms used in this prospectus are technical. To help you understand these terms, we have defined them below.

Account value: The value of the policy during the accumulation phase.

Accumulation phase: The period of time between purchasing a policy and receiving annuity payments. Until you begin receiving annuity payments, the annuity is in the accumulation phase.

Accumulation unit: The unit of measurement used to keep track of the value of a participant’s interest in a sub-account during the accumulation phase.

Annuitant: The person on whose life annuity payments are based.

Annuity: A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.

Annuity payments: Regular income payments received from the policy during the annuity phase.

Annuity phase: The period of time during which annuity payments are made.

Eligible portfolios: The portfolios that serve as the Separate Account’s underlying investment options. Each sub-account invests its assets into a corresponding portfolio. Each portfolio (sometimes called a fund) has its own investment objective.

General account: Our general account consists of all of our assets other than those assets allocated to the separate accounts.

Guaranteed Interest Account: The fixed investment option within our general account which earns interest.

Investment options: The eligible investment options consist of (1) the Guaranteed Interest Account, which is our fixed investment option, and (2) the sub-accounts, which are variable investment options. We reserve the right to add, remove or combine sub-accounts as eligible investment options.

Policy: The AF Advantage® Variable Annuity.

Policy owner: The person or entity entitled to ownership rights under a policy.

Policy year: The annual period that begins on the date of issue and each anniversary of that date. In order to determine a policy owner’s applicable withdrawal charges, this period begins with the date of issue.

Portfolio Companies: The companies offering the portfolios in which the sub-accounts invest.

Sub-account: An investment option of Separate Account B, which invests its assets in shares of a corresponding eligible portfolio.

We, Us, Our: American Fidelity Assurance Company, the insurance company offering the contract or policy.

You, Your: Generally, the policy owner.

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Important Information You Should Consider About the Policy

	FEES AND EXPENSES	Cross-Reference(s) to Location in Prospectus
Charges for Early Withdrawals.

If you withdraw money from the Policy within the first eight policy years, you will be assessed a withdrawal charge. The maximum withdrawal charge will never exceed 8% of the total purchase payments.

For example, if you make an early withdrawal on a $100,000 investment, you could pay a withdrawal charge of up to $8,000.

Fee Table; – Withdrawal Charge; Surrenders and Withdrawals

Transaction Charges.	In addition to withdrawal charges, you may also be charged for transfers between investment options. There is no charge for the first 12 transfers in a policy year during the accumulation phase and no charge for the one transfer allowed each policy year during the annuity phase; thereafter, the fee is $25 or 2% of the amount transferred, whichever is less.	Fee Table;-Transfer Charge

Ongoing Fees and Expenses (annual charges).	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your policy schedule for information about the specific fees you will pay each year based on the options you have elected.	Fee Table; Charges

Annual Fee	Minimum	Maximum
Base Contract (as a percentage of average account value - only one contract class offered)	1.51%	1.51%
Investment options (Portfolio Company fees and expenses as a percentage of net asset value)	0.13%	0.74%

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. The estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

Lowest Annual Cost: $1,479	Highest Annual Cost: $1,969

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of Contract Class and Portfolio Company fees and expenses

•   No sales charges

•   No additional purchase payments, transfers or withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of contract class and Portfolio Company fees and expenses

•   No sales charges

•   No additional purchase payments, transfers or withdrawals

	RISKS	Cross-Reference(s) to Location in Prospectus
Risk of Loss.	You can lose money by investing in the policy.	Principal Risks of Investing in the Policy

Not a Short-Term Investment.	A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes.	Principal Risks of Investing in the Policy

Risks Associated with Investment Options.	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy (e.g., Portfolio Companies).Each investment option (including any fixed account investment option) will have its own unique risks. You should review these investment options before making an investment decision.	Principal Risks of Investing in the Policy

Insurance Company Risks.	An investment in the policy is subject to the risks related to American Fidelity Assurance Company, including that any obligations (including under the fixed account investment option), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Assurance Company. More information about American Fidelity Assurance Company, including financial strength ratings, is available by sending an email request to va.help@americanfidelity.com.	Principal Risks of Investing in the Policy

	RESTRICTIONS	Cross-Reference(s) to Location in Prospectus
Investments.	At your direction, we will make transfers between any of the investment options to which you have allocated money. We reserve the right, at any time and without prior notice, to end, suspend or change the transfer privilege, in which case we will provide written notice of any such action.	–Transfers, -Substitutions

Transfers During the accumulation phase. If you make more than 12 transfers in a policy year, we will charge a transfer fee, which will be deducted from your account. The fee is $25 per transfer or 2% of the amount transferred, whichever is less.

Transfers During the Annuity Phase. During the annuity phase, you may only make one transfer in each policy year.

We reserve the right to remove or substitute Portfolio Companies as investment options.

Optional Benefits.	N/A	None

	TAXES	Cross-Reference(s) to Location in Prospectus
Tax Implications.	You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.	Taxes

	CONFLICTS OF INTEREST	Cross-Reference(s) to Location in Prospectus
Investment Professional Compensation.	The policy is sold exclusively through investment professionals who are representatives of American Fidelity Assurance Company’s affiliated broker dealer, and who are compensated for selling the policy with a base salary and a commission. These investment professionals may have a financial incentive to offer the policy over another investment.	-Underwriter

Exchanges.	Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should only exchange your policy if you determine, after comparing other features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.	-Underwriter

OVERVIEW OF THE POLICY

In this summary, we discuss some of the important features of your variable annuity policy. You should read the entire prospectus for more detailed information about your policy and Separate Account B.

In this prospectus, we describe the AF Advantage® Variable Annuity flexible premium variable and fixed deferred annuity policy that we offer. The annuity policy is a contract between you, as the policy owner, and us, American Fidelity Assurance Company, as the insurance company. Through the annuity policy, we are able to provide a means for you to invest, on a tax deferred basis, in one or more of the sub-accounts, which are variable investment options, and the Guaranteed Interest Account, a fixed investment option. Each of the sub-accounts invests in a corresponding eligible portfolio.

The AF Advantage® Variable Annuity is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes. You should not invest in the AF Advantage® Variable Annuity if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment. Your policy includes a basic death benefit that will pay your designated beneficiaries the policy value at the time of your death.

Like all deferred annuities, the AF Advantage® Variable Annuity has two distinct phases: the accumulation phase and the annuity phase. During the accumulation phase, you invest money in your annuity, at which point your earnings accumulate on a tax deferred basis and are taxed as income only when you make a withdrawal. Similarly, during the annuity phase, your earnings are taxed as income only when you receive an annuity payment or otherwise make a withdrawal. A federal tax penalty may apply if you make withdrawals before you are 59 1⁄2. A qualified plan provides tax-deferral without having to invest in an annuityouy policy; therefore, there should be other reasons for purchasing the policy pursuant to a qualified plan aside from the tax deferral feature.

The annuity phase begins when you start receiving regular payments under the annuity income options from your policy. If you annuitize, you will receive a stream of income payments, however, you will be unable to make withdrawals and death benefits will terminate. Among other factors, the amount of the payments you may receive during the annuity phase will depend on the amount of money you invest in your policy during the accumulation phase and on the investment performance of the variable investment options you have selected.

When you invest in the policy, you may allocate some or all of your investment to one or more of the sub- accounts listed below, each of which is a variable investment option, or the Guaranteed Interest Account, which is a fixed investment option. Additional information about each of the following Portfolio Companies is provided in the Appendix (see “Appendix: Portfolio Companies Available Under the Contract”).

American Funds Insurance Series® – Washington Mutual Investors Fund SM

American Funds Insurance Series® – International Fund

BNY Mellon Stock Index Fund, Inc.

BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

Vanguard® Variable Insurance Fund – Balanced Portfolio

Vanguard® Variable Insurance Fund – Capital Growth Portfolio

Vanguard® Variable Insurance Fund – Mid-Cap Index Portfolio

Vanguard® Variable Insurance Fund – Total Bond Market Index Portfolio

Vanguard® Variable Insurance Fund – Total Stock Market Index Portfolio

At your direction, we will allocate your purchase payments to one or more of the sub-accounts listed above and the Guaranteed Interest Account. Our fixed investment option, the Guaranteed Interest Account, offers a guaranteed minimum interest rate. Each of the sub-accounts invests in a corresponding portfolio. The portfolios offer professionally managed investment choices.

The earnings you accumulate as a result of your investments under the policy are not taxed until you make a withdrawal or receive an annuity payment. If you withdraw any money before 59 1⁄2, you may be charged a federal tax penalty on the taxable amounts withdrawn. In most cases, the penalty is 10% of the taxable amounts withdrawn. If the policy is issued pursuant to a qualified plan under special tax qualification rules, the entire payment may be taxable. If the policy is not issued pursuant to a qualified plan, earnings are withdrawn first and are taxed as income.

The minimum partial withdrawal is $250 (there are exceptions for withdrawals allowed under 403(b) and hardship provisions), but a withdrawal must not reduce the value of your policy to less than $100.

If you purchased your policy under a 403(b) tax-deferred annuity qualified plan and if your employer’s plan allows, we may make a loan to you at any time before you begin receiving annuity payments; however, we will not make any loans during your first policy year. The loan will bear interest at an annual interest rate of 5% and will be fully amortized (be repaid by fixed monthly payments applied to principal and interest) over a term not to exceed five years, with fixed payments due monthly.

Benefits Available Under the Policy

The following table summarizes information about the benefits available under the Policy.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Transfer of the benefit of your policy upon the death of the annuitant for the benefit of the person or entity named as beneficiary.	Standard	None	• Withdrawals may significantly reduce the benefit.

Automatic Dollar Cost Averaging	Allows you to transfer an established amount of money on a regular basis from the Guaranteed Interest Account (GIA) to an investment option.	Standard	None

•  The minimum amount that may be transferred from the GIA to an investment option is $500.

•  Only the GIA can be used as a source of the transfer.

•  Only available during the accumulation phase.

•  A minimum balance of $10,000 is required to be held in the GIA to enroll in the program.

Asset Rebalancing	Allows you to have your investments rebalanced to your percentage allocation selection.	Standard	None	• Only available during the accumulation phase.

Systematic Withdrawal Program	Allows you to receive periodic withdrawals.	Standard	None

•  Program available after first policy year.

•  Withdrawal charge applies to amounts withdrawn over the 10% free withdrawal.

•  Withdrawals may occur on a monthly, quarterly, semi- annual, or annual basis.

•  We reserve the right to limit the terms and conditions under which systematic withdrawals can be elected and to stop offering any or all systematic withdrawals at any time.

Buying the Policy

Purchase payments may be made at any time during the accumulation phase. If an application in good order and initial purchase payment are received the same day, the initial purchase payment will be credited to the policy within two business days. Purchase payments received by 3:00pm Central Time will be credited to the policy the same business day. Purchase payments received after 3:00pm Central Time will be credited the following business day. The minimum amount of each purchase payment is $25. All payment allocations among the investment options must be in whole percentages and, when added together, must total 100%.

Making Withdrawals: Accessing the Money in Your Policy

You may withdraw cash from your account by redeeming all or part of the accumulation units in your account at any time during the accumulation phase, before we begin making annuity payments to you. After we begin making annuity payments, no withdrawals or redemptions may be made. Any partial withdrawal must be at least $250, although we may make exceptions for hardship. The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for withdrawal on a form we accept. The withdrawal charge, the policy maintenance fee and any taxes due will be deducted from the amount withdrawn before you receive it. We will deduct a proportionate amount of the money you withdraw from each of your investment options. If you do not want the withdrawal to come from each of your investment options proportionately, you must specify the investment options from which the withdrawal is to be made, using a form we accept. We reserve the right to distribute the full amount of your account if, after a withdrawal, the value of your policy is less than $100, if permissible under the Internal Revenue Code of 1986, as amended. Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

A withdrawal is a redemption of accumulation units. If accumulation units are redeemed, the number of accumulation units in your account will decrease. The reduction in the number of accumulation units will equal the amount withdrawn, divided by the applicable accumulation unit value next computed after we receive the withdrawal request. If you make a withdrawal request, and we receive your request prior to 3:00 p.m. Central Time, your withdrawal request will be processed on the same business day. Withdrawal requests received after 3:00 p.m. Central Time will be processed on the next business day. Withdrawal proceeds will be mailed or delivered by ACH direct deposit within seven calendar days of the date on which we receive your withdrawal request.

If you cancel your policy within 30 calendar days after receiving it, you will get a refund of either the amount you paid for your policy or the value of your policy, whichever is more. In the event of a refund, we determine the value of your policy on either the day we receive the policy at our home office or the day our agent receives the policy, whichever occurs earlier.

Restrictions exist concerning when you can withdraw money from a qualified plan referred to as a 403(b) Tax-Deferred Annuity or 401(k) plan.

Systematic Withdrawal Program

After you have owned your policy for one year, you can participate in our systematic withdrawal program. If you participate in this program you cannot exercise the 10% free withdrawal option discussed elsewhere in this document. If you withdraw more than the 10% free withdrawal amount using the systematic withdrawal program, you will incur a withdrawal charge. During the policy year in which systematic withdrawals begin, the 10% free withdrawal amount will be based on the value of your policy on the business day before you request systematic withdrawals. After your first year in the withdrawal program, the free withdrawal amount will be based on the value of your policy on the most recent policy anniversary. Systematic withdrawals can be made monthly, quarterly or semi-annually. The $250 minimum withdrawal discussed above does not apply to withdrawals made under the systematic withdrawal program. For example, you could specify that $100 be withdrawn each quarter, and the $100 would be taken pro rata from your investment options automatically. We reserve the right to limit the terms and conditions under which systematic withdrawals can be elected and to stop offering any or all systematic withdrawals at any time. Income taxes and tax penalties may apply to systematic withdrawals.

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender or make withdrawals from the policy, or transfer policy value between investment options. State premium taxes may also be deducted.

Transaction Expenses

	Policy Year	Withdrawal Charge
Surrender Charge (as a percentage of the amount surrendered)	1	8%
	2	7%
	3	6%
	4	5%
	5	4%
	6	3%
	7	2%
	8	1%
	9+	0%
Exchange Fee	$25 per transfer or 2% of the amount transferred, whichever is less.*
Loan Interest Rate	5%

*

There is no charge for the first 12 transfers in a policy year during the accumulation phase and no charge for the one transfer allowed each policy year during the annuity phase; thereafter, the fee is the lesser of $25 or 2% of the amount transferred. (Transfers made through automatic dollar cost averaging and asset rebalancing count toward the free transfers).

The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio Company fees and expenses).

Annual Contract Expenses

	Current Fee		Maximum Fee
Administrative Expenses	$15	*	$36
Base Contract Expenses (as a percentage of average account value)	1.50	%*	1.75%

*

We currently charge lower fees than the maximum allowed under the policy. The current fees and maximum fees we may charge are shown in the Annual Contract Expenses table. Base contract expenses consist of a mortality and expense risk charge of 1.25%, an administrative charge of 0.15%, and a distribution expense charge of 0.10%. We may increase the administrative charge and/or distribution expense charge, but neither will ever be more than 0.25% of the average daily value of your account invested in a portfolio. We may increase the policy maintenance fee, but it will not be more than $36 per policy per year.

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the policy. A complete list of Portfolio Companies available under the policy, including their annual expenses, may be found at the back of this document.

Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses).	0.13%	0.74%

Example

This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual policy expenses, and Annual Portfolio Company Expenses.

The Example assumes that you invest $100,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive and least expensive combination of Annual Portfolio Company Expenses, as indicated. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maximum Portfolio Company Total Operating Expenses

If you surrender your policy at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$10,285	$12,880	$16,149	$25,766

If you do not surrender your policy:	1 year	3 years	5 years	10 years
	$2,285	$7,037	$12,044	$25,766

Minimum Portfolio Company Total Operating Expenses

If you surrender your policy at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$9,672	$11,131	$13,154	$19,396

If you do not surrender your policy:	1 year	3 years	5 years	10 years
	$1,672	$5,180	$8,921	$19,396

Appendix: PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT

The following is a list of Portfolio Companies available under the policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://americanfidelity.com/support/annuities/p-1. You can also request this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com..

The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio Company and Adviser/Sub adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Years	10 Years
Stock/Income and Growth	American Funds Insurance Series® Washington Mutual Investors Fund SM [1]* Adviser: Capital Research and Management CompanySM Sub adviser: None	0.25%	19.40%	12.47%	10.54%

Stock/International Growth Fund	American Funds Insurance Series® International Fund* Adviser: Capital Research and Management CompanySM Sub adviser: None	0.53%	3.40%	1.48%	4.27%

Stock Index Fund	BNY Mellon Stock Index Fund, Inc.** Investment Adviser: BNY Mellon Investment Adviser, Inc. Sub Investment Adviser: Mellon Investments Corporation (Index Provider)	0.27%	24.67%	14.21%	12.81%

Stock/Small Blend Fund	BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio[2]** Investment Adviser: BNY Mellon Investment Adviser, Inc. Sub Investment Adviser: Newton Investment Management North America, LLC	0.74%	4.62%	5.89%	6.47%

[1]

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2026. The waiver may only be modified or terminated with the approval of the fund’s board.

[2]

The fund’s investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed to waive receipt of a portion of its management fee in the amount of .10% of the value of the fund’s average daily net assets until May 1, 2026. On or after May 1, 2026, BNY Mellon Investment Adviser, Inc. may terminate this waiver agreement at any time.

*	Class 1 Shares.
**	Initial Share Class.

Large Blend Fund	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.** Adviser: BNY Mellon Investment Adviser, Inc. Sub Investment Adviser: Newton Investment Management Limited	0.67%	24.89%	13.46%	11.52%

Balanced Fund	Vanguard® Variable Insurance Fund Balanced Portfolio Adviser: Wellington Management Company, LLP Sub adviser: None	0.20%	14.80%	8.18%	8.37%

Stock/Growth Fund	Vanguard® Variable Insurance Fund Capital Growth Portfolio Adviser: PRIMECAP Management Company Sub adviser: None	0.34%	13.41%	11.86%	12.37%

Stock/Mid-Cap Index Fund	Vanguard® Variable Insurance Fund Mid-Cap Index Portfolio Adviser: The Vanguard Group, Inc. Sub adviser: None	0.17%	15.08%	9.70%	9.41%

Bond/Index Fund	Vanguard® Variable Insurance Fund Total Bond Market Index Portfolio Adviser: The Vanguard Group, Inc. Sub adviser: None	0.14%	1.24%	(0.39)%	1.25%

Stock/Index Fund	Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio Adviser: The Vanguard Group, Inc. Sub adviser: None	0.13%	23.71%	13.67%	12.37%

This Summary Prospectus incorporates by reference AF Advantage® Variable Annuity’s prospectus and Statement of Additional Information (SAI), both dated May 1, 2025, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

ANN-168	EDGAR Contract No.: C000027247